UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

       Date of Report (Date of earliest event reported): February 18, 2005

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)


    Netherlands Antilles                          0-19961                               N/A
(State or other jurisdiction              Commission File Number          (I.R.S. Employer Identification
      of incorporation)                                                               Number)


                          -----------------------------

                             7 Abraham de Veerstraat
                                     Curacao
                            Netherlands Antilles           N/A
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: 011-59-99-465-8525

                         -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1.    Entry into a Material Definitive Agreement.

Item 1.01.    Entry into a Material Definitive Agreement.

         On February 18, 2005, Orthofix, Inc. (the "Company") entered into a Change of Control Agreement (the "Agreement") with Mr. Raymond C. Kolls (the "Employee"). The Agreement provides that if, during the Employee's employment with the Company, the Employee's employment is terminated by the Company without "cause" or the Employee resigns for "good reason" during a "change of control period" (as such terms are defined in the Agreement), the Employee will be entitled to the following payments and benefits described generally below:

o The Employee will be entitled to a lump sum severance payment equal to the sum of the Employee's average annual base salary, average annual incentive compensation and annual automobile allowance. The lump sum will be paid within thirty days after the Employee's termination of employment.

o The Employee will have immediate vesting of all stock options and stock appreciation rights previously granted to him and any risk of forfeiture included in any restricted stock grants will immediately lapse.

o The Employee will be entitled to continuation or provision of basic employee group benefits that are welfare benefits (but not pension, retirement or similar compensatory benefits) for him and his dependents substantially similar to those they are receiving or to which they are entitled immediately prior to the Employee's termination of employment for the lesser of one year after termination or until the Employee secures new employment.

         The Agreement also contains a non-competition restrictive covenant for the one-year period following the Employee's termination of employment with the Company if the Employee has received, or will be receiving, any payments or benefits pursuant to the Agreement.

         A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the foregoing description should be read in conjunction with such exhibit.

Section 9.    Financial Statements and Exhibits.

Item 9.01.    Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.                Description of Document
-----------                -----------------------

10.1 Change of Control Agreement between Orthofix, Inc. and Raymond C. Kolls, dated February 18, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 22, 2005

                                            ORTHOFIX INTERNATIONAL N.V.


                                            By:   /s/ Thomas Hein
                                                --------------------------------
                                                Name:   Thomas Hein
                                                Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description of Document
-----------                -----------------------


10.1 Change of Control Agreement between Orthofix, Inc. and Raymond C. Kolls, dated February 18, 2005.